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                                                                 Exhibit 10.1

                    2006 SOLUTIA ANNUAL INCENTIVE PROGRAM

This document sets forth the terms of the Solutia Annual Incentive Program (the "Program") for the year beginning January 1, 2006 and ending December 31, 2006 (the "Performance Year").

                                   PURPOSE

The purpose of the Program is to provide identified key employees with annual cash bonus opportunities to incent strong operational and financial performance and promote the creation of enterprise value.

                              INCENTIVE FUNDING

Solutia Inc. (the "Company"), for purposes of the Program, is organized along business lines (Integrated Nylon, Saflex, CPFilms, Plastic Products and Chemicals, each a "Business") in order to place emphasis on key performance parameters of each individual Business.

The size of the incentive pool available for awards to those employees assigned to a specific Business will be based on the achievement of specific objective performance parameters (each incentive pool shall be referred to herein as a "Business Unit Incentive Pool").

For employees assigned to enterprise-wide functions ("Core Functions"), overall enterprise performance shall determine the incentive pool available for awards (such pool to be referred to as the "Core Function Incentive Pool").

The funding of each Business Unit Incentive Pool and the Core Incentive Pool shall be 90% of all aggregate target bonuses for individuals assigned to such pool multiplied by the weighted average of pre-established funding factor for achievement of specific objective performance parameters relative to a targeted performance. The target performance for each performance parameter, the related funding factors, and the weighting of each such parameter have been determined by the Executive Compensation and Development Committee of the Company's Board of Directors (the "ECDC") based upon the recommendation of the Chief Executive Officer of the Company (the "CEO").

The entirety of each Business Unit Incentive Pool or the Core Incentive Pool will be allocated to awards for individuals assigned to such pools. Each pool will be divided equally into an objective award pool and a discretionary award pool as described below.

In addition to the Business Unit Incentive Pools and the Core Incentive Pool, an overall corporate discretionary bonus pool (the "Enterprise Discretionary Incentive Bonus Pool") shall be funded by the enterprise-level EBITDAR performance relative to a pre-established target performance. The funding of the Enterprise Discretionary Incentive Pool shall be 10 percent (10%) of all aggregate target bonuses multiplied by a pre-established funding factor. All participating employees will be eligible for discretionary awards from this pool at the discretion of the CEO and the ECDC.


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The performance metrics for 2006 are as set forth in the following chart:

                                                   CORE POOL AND BUSINESS POOLS

-------------------------------------------------------------------------------------------------------------------------
UNIT                             MEASURE        WEIGHT         MEASURE         WEIGHT        MEASURE         WEIGHT
-------------------------------------------------------------------------------------------------------------------------
                               Enterprise                     Free Cash
CORE POOL                       EBITDAR          45%            Flow            55%            N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
                                                              Free Cash
INTEGRATED NYLON POOL            EBITDA          50%            Flow            50%            N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
                                                              Free Cash                       Gross
SAFLEX POOL                      EBITDA        33-1/3%          Flow          33-1/3%        Margin %        33-1/3%
-------------------------------------------------------------------------------------------------------------------------
                                                              Free Cash
CPFILMS POOL                     EBITDA          50%            Flow            50%            N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
                                Free Cash
CHEMICALS POOL                    Flow           100%            N/A            N/A            N/A             N/A
-------------------------------------------------------------------------------------------------------------------------
                                Free Cash
PLASTIC PRODUCTS POOL             Flow           100%            N/A            N/A            N/A             N/A
-------------------------------------------------------------------------------------------------------------------------


                     ENTERPRISE DISCRETIONARY BONUS POOL

         ----------------------------------------------------------
               UNIT                MEASURE              WEIGHT
         ----------------------------------------------------------
               ALL            Enterprise EBITDAR         100%
         ----------------------------------------------------------


Targeted performance levels and funding factors have been established by the ECDC.


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                           DEFINITIONS OF MEASURES

For the purposes of the Program the performance measures have the following meaning:

"EBITDA" means, with respect to any specified entity for any period, consolidated net income (loss) of such specified entity and its subsidiaries for such period, determined on a consolidated basis, in accordance with GAAP and subject to historical internal reporting standards, excluding (without duplication), to the extent deducted in determining consolidated net income
(loss) (a) any extraordinary, non-recurring, non-operational or non-cash gains or losses, (b) restructuring charges, and (c) effects of discontinued operations, plus (without duplication), in accordance with GAAP and to the extent deducted in determining consolidated net income (loss), (i) interest expense, and (ii) income tax expense plus, (x) depreciation expense, and (y) amortization expense excluding amortization of deferred credits.

"EBITDAR" means EBITDA plus, in accordance with GAAP and subject to historical internal reporting standards, reorganization items.

"FREE CASH FLOW" or "FREE CASH USE" means, with respect to any specified entity for any period, the cash flow provided by (used in) continued operations of such specified entity and its subsidiaries for such period, determined on a consolidated basis, in accordance with GAAP and subject to historical internal reporting standards, excluding (without duplication), to the extent deducted in determining cash flow provided by (used in) continued operations (a) any extraordinary, non-recurring or non-operational gains or losses, (b) restructuring charges, and (c) effects of discontinued operations, less Capital Expenditures, plus net proceeds received by Solutia in excess of management's estimate from the disposition of any of the Company's business units, divisions or properties, to the extent sold during the calendar year.

"CAPITAL EXPENDITURES" means, with respect to any specified entity for any period, the aggregate of all expenditures by such specified entity and its subsidiaries during such period in accordance with GAAP and subject to historical internal reporting standards; provided, that the term "Capital Expenditure" shall not include (a) expenditures made in connection with the replacement, substitution or restoration of assets or the purchase of any other assets used or useful in the business of such specified entity (i) to the extent financed from insurance proceeds paid on account of the loss of or damage to the assets of any such specified entity or its subsidiaries or
(ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets of any such specified entity or its subsidiaries, (b) the purchase price of equipment that is purchased simultaneously with the trade-in of existing equipment to the extent that the gross amount of such purchase price is reduced by the credit granted by the seller of such equipment for the equipment being traded in at such time,
(c) acquisitions, or (d) capital lease obligations paid or payable during such period.

"GROSS MARGIN %" means, with respect to any specified entity for any period, gross margin divided by revenue of such specified entity and its subsidiaries for such period, determined on a consolidated basis, in accordance with GAAP and subject to historical internal reporting standards, excluding (without duplication), to the extent deducted in determining gross margin or revenue (a) any extraordinary, non-recurring, non-operational or non-cash gains or losses or gains or losses from dispositions, (b) restructuring charges, and (c) effects of discontinued operations.

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All results will exclude the Pharmaceutical Services Division.

Performance metrics may be adjusted, as appropriate, based on assets sales and dispositions.

                        INCENTIVE AWARD DETERMINATION

All bonuses will have an objective and a discretionary portion.

     * The objective portion of bonuses will be based strictly upon the objective business-unit performance for the employee's respective business unit relative to the pre-established target, or enterprise performance for Core personnel. The objective portion of bonuses will be equal to 45% of such individual's target bonus multiplied by the relevant funding factor. The objective portion of bonuses will come from the portion of the Business Unit Incentive Pool or the Core Function Incentive Pool allocated to objective awards.

     * The discretionary portion of bonuses shall be determined by a review of a participant's individual performance versus set goals, performance in relation to peers, and according to the process described below. The discretionary portion of an individual participant's bonus may range from zero upward. The discretionary portion of bonuses will come from, and the aggregate of all such amount shall be limited by, the portion of the relevant Business Unit Incentive Pool or Core Function Incentive Pool allocated to discretionary awards or the Enterprise Discretionary Incentive Pool.

The fundamental process for determination of bonuses under the Program is as follows:

1) The Business Unit and Core Function Incentive Pools are determined and funded based on Business Unit/Enterprise performance relative to the pre-established targets, funding factors, and weighting. The Business Unit and Core Function Incentive Pools are then allocated equally to objective awards and discretionary awards as described above.

2) The Enterprise Discretionary Incentive Pool is determined and funded based on the enterprise EBITDAR performance relative to the pre-established target.

3) The objective portion of bonuses are determined and approved by the ECDC.

4) The portion of each Business Unit Incentive Pool or Core Function Incentive Pool allocated to discretionary awards will be further allocated pro-rata and re-allocated (as appropriate) to managers within such Business or Core function. These managers will make individual award recommendations based upon individual performance compared to goals and performance in relation to peers. Individual discretionary awards will be approved by the Business President, the CEO, and the ECDC.

5) Discretionary bonuses out of the Enterprise Discretionary Bonus Pool will be determined at the discretion of the CEO with the advice of the Enterprise Leadership Team, as he deems appropriate, and approved the ECDC.

6) The ECDC shall determine the discretionary bonus for the CEO. Any discretionary bonus paid to the CEO in excess of 50% of the CEO's target bonus multiplied by the relevant funding factor shall not, at the discretion of the ECDC, diminish awards available under the Core Function Incentive Pool, the Business Unit Incentive Pool or the Enterprise Discretionary Bonus Pool.

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In cases where an individual is assigned to a specific Business or Core, but supports more than one Unit, the incentive funding will be based on the following rules:

* Employees who support a Unit more than 50 percent of the time will receive that Unit's incentive factor.

* Employees who support two Units equally will receive an average of the two Units' incentive factors.

* Employees who support multiple Units (and aren't covered by the above) will receive the Core incentive factor.

* Funding sources for an employee's award will be determined based on the number of full months spent in each function or Unit.

Each employee's actual award will also depend on individual performance in serving all relevant functions and Units and will include input from each respective manager.

                  TARGET AWARD OPPORTUNITY AND ACTUAL AWARD

Actual awards will vary as described above based upon achievement of Business or Enterprise performance measures and individual performance. Management, the CEO and the ECDC reserve the right to make no award to individuals who exhibit below standard performance, incidents of misconduct, etc.

                                 ELIGIBILITY

Certain designated full-time and part-time employees who are scheduled to work at least half the standard workweek are eligible for participation in the Program. Further details regarding eligibility are available in the "What Happens If" section of this document.

For more information on your target award opportunity please speak with your manager or HR Representative.

                              PAYMENT OF AWARDS

Awards will be paid out no later than two and a half months following the close of calendar year 2006.

                               ADMINISTRATION

The program is administered by the ECDC.


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              ADDITIONAL QUESTIONS AND ANSWERS FOR PARTICIPANTS

WHAT HAPPENS IF...
* YOU ARE PROMOTED TO, OR HIRED INTO, A PARTICIPATING POSITION BEFORE DECEMBER 15 OF THE PERFORMANCE YEAR: You may be considered for an award, that may be prorated, reflecting your actual participation rounded to the nearest whole month.

*    YOU CHANGE JOBS (AND INCENTIVE TARGETS) DURING THE PERFORMANCE YEAR:
     You may be considered for an award, that may be prorated, reflecting your actual participation in both positions to the nearest whole month.

* YOU TRANSFER FROM ANOTHER SOLUTIA UNIT NOT PARTICIPATING IN THIS PLAN TO A PARTICIPATING POSITION OR VICE VERSA DURING THE PERFORMANCE YEAR:
     You may be considered for an award based on the time you spent in the participating position.

* YOU TRANSFER FROM A PARTICIPATING POSITION TO ANOTHER PARTICIPATING POSITION DURING THE PERFORMANCE YEAR: You may be considered for an award which represents your participation in each participating position.

* YOU ARE ON A SHORT TERM LEAVE OF ABSENCE (LESS THAN SIX MONTHS ABSENCE DURING THE PERFORMANCE YEAR): You may be considered for a prorated award that reflects your actual participation rounded to the nearest whole month. You will receive payment of your annual award for the year, if any, at the time awards are normally paid, or upon returning to regular employment, if later.

* YOU RETIRE (AS DEFINED BY THE ECDC), HAVE BEEN ON A LEAVE OF ABSENCE EXTENDING BEYOND SIX MONTHS OF THE PERFORMANCE YEAR, OR ARE
     INVOLUNTARILY TERMINATED OTHER THAN FOR CAUSE: You will not be eligible to receive an award unless you are an active employee at the time of payment.

* YOU DIE DURING THE PERFORMANCE YEAR: If you were in a participating position during any part of the Performance Year, any award that may be granted by the ECDC will be made to your legal representative at the normal time and will reflect your actual service to the nearest whole month.

* YOU VOLUNTARILY RESIGN: You will not be eligible to receive an award unless you are an active employee at the time of payment.

* YOU ARE TERMINATED FOR CAUSE: You will receive no incentive award for the year.

          ADDITIONAL INFORMATION ABOUT THE ANNUAL INCENTIVE PROGRAM

PENSION AND SAVINGS AND INVESTMENT PLAN (SIP) IMPLICATIONS
For participants in the United States, the entire amount of any annual award made for a year will become part of the earnings used to calculate your Savings and Investment Plan (SIP) contributions, subject to IRS and SIP limits. For participants outside the United States, the process established in your country, pension plan or retirement program will apply.

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TAXES
For U.S. participants, any award you receive under the Program is taxable as ordinary income in the year of payment and is subject to all applicable withholding taxes in the year paid. For participants outside the United States, the laws of the tax jurisdiction(s) to which you are subject will apply.

LEGAL INFORMATION
In all events, whether any cash award is made under the Program to a participant will depend on management's recommendation and the decision of the ECDC (or its delegate). All awards are subject to the sole discretion of the ECDC or its delegate, and nothing in this document or any other document describing or referring to the Program shall confer any right whatsoever on any person to be considered for any incentive commitments or awards.

This document does not purport to be complete and is subject to and governed by actions, rules and regulations of the ECDC (or its delegate) and may be changed or discontinued at any time without notice or liability. Incentive commitments and awards shall be subject to and governed by the specific terms and conditions of this Program and the applicable award.

Nothing in this document or any other document describing or referring to the Program shall confer on any employee or participant the right to continue in the employ of the Company or affect the right of the Company to terminate the employment of any such person with or without cause.

Nothing contained herein shall require the Company to segregate any monies from its general fund or to create any trusts, or to make any special deposits for amounts payable to any participant.

No bonus commitment or unpaid bonus award shall be pledged or transferred except as specifically provided for herein (such as in the case of death). If any participant attempts to pledge, assign, transfer or otherwise alienate any award, any obligation of the Company hereunder shall terminate.

The Company will withhold any federal, state or local, domestic or foreign taxes as required by law or regulation or as the Company deems appropriate from any payments that it makes to participants hereunder.

The Program is subject to the laws of the State of Delaware.

The Program may be amended, modified or terminated without notice by the Company at any time, including (but not limited to) any such amendment, modification or termination that reduces or eliminates any benefit otherwise to be paid or payable hereunder.

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